Exhibit 10.56

CONFIDENTIAL TREATMENT
REQUESTED BY CABLEVISION
SYSTEMS CORPORATION AND
CSC HOLDINGS, INC

Contract No. 11182004

CONTRACT BETWEEN

RAINBOW DBS COMPANY LLC

AND

LOCKHEED MARTIN CORPORATION

ACTING THROUGH

LOCKHEED MARTIN COMMERCIAL SPACE SYSTEMS

FOR

RAINBOW KA-BAND SPACECRAFT

Date: November 21, 2004

PROPRIETARY NOTICE

This contract and the information contained herein is proprietary and confidential to Rainbow DBS Company LLC and LOCKHEED MARTIN CORPORATION ACTING THROUGH LOCKHEED MARTIN COMMERCIAL SPACE SYSTEMS and shall not be published, reproduced, copied, disclosed, or used for other than its intended purpose without the express written consent of a duly authorized representative of Rainbow DBS Company LLC and LOCKHEED MARTIN CORPORATION ACTING THROUGH LOCKHEED MARTIN COMMERCIAL SPACE SYSTEMS.

i

TABLE OF CONTENTS

1.		DEFINITIONS
2.		SCOPE OF WORK
	2.1	Elements of Work
	2.2	Attachments
	2.3	Options
3.		DELIVERABLE ITEMS AND DELIVERY SCHEDULE
	3.1	Deliverable Items/Promised Delivery Dates
	3.2	Time of the Essence
	3.3	Contractor Responsibility
	3.4	Customer Responsibility
4.		PRICES
	4.1	***
	4.2	Taxes
	4.3	***
5.		METHOD OF PAYMENT
	5.1	Spacecraft
	5.2	Performance Incentives
	5.3	Invoices
	5.4	Disputed Payments
	5.5	Currency/Place of Payment
	5.6	Late Payment
6.		DELIVERY, TITLE AND RISK OF LOSS OR DAMAGE
	6.1	Spacecraft Delivery
	6.2	Delivery of Other Deliverable Items
	6.3	Title
7.		CERTIFICATION, INSPECTION, ACCEPTANCE, WAIVERS
	7.1	General Requirements
	7.2	Waivers
	7.3	Inspections
	7.4	Spacecraft Acceptance Procedure
	7.5	Acceptance Procedures for Other Deliverable Items
	7.6	Remedy of Defects
	7.7	Post Launch Remedies
8.		LAUNCH VEHICLE SELECTION
	8.1	Customer Responsibility
	8.2	Launch Vehicle Availability Date
9.		INSURANCE
	9.1	Launch and On-Orbit Insurance

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

	9.2	Insurance Claims
	9.3	“Work-in-Progress” Insurance
10.		SUBCONTRACTS
	10.1	Subcontracts
	10.2	Key Subcontracts
	10.3	Indemnification/Release
11.		PROPERTY ACCOUNTING
	11.1	Identification and Control
	11.2	Use of Inventory Parts/Use of Customer’s Parts
12.		CHANGES REQUESTED BY CONTRACTOR OR CUSTOMER
	12.1	Contract Change Notice
	12.2	Acceptance of Change
	12.3	Non Refusal
	12.4	Price of Changes
	12.5	Changes To Meet Specifications
	12.6	Change of Designated Orbital Position of Satellite Ka-5
13.		CONTRACT TECHNOLOGY
	13.1	Disclosure of Contract Technology
	13.2	Rights Granted in Contract Technology
	13.3	***
14.		RIGHT OF ACCESS, REPORTS, TESTING, MONITORING
	14.1	Access
	14.2	Reports
	14.3	Performance Testing
	14.4	Monitoring
	14.5	Export Laws Compliance
15.		WARRANTY
	15.1	Spacecraft Warranty
	15.2	Warranty for Deliverable Items Other Than Spacecraft
	15.3	Disclaimer
	15.4	Assistance
16.		DEFICIENCIES NOTED IN OTHER SPACECRAFT
	16.1	Qualification Heritage
	16.2	Notice
17.		TERMINATION FOR CONVENIENCE
	17.1	Termination
	17.2	Termination Expense
	17.3	Termination Charges
	17.4	Subcontractor Settlements
	17.5	Inventory
	17.6	Subcontracts

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

	17.7	***
18.		TERMINATION FOR CAUSE
	18.1	Termination by Customer
	18.2	Improper Termination
	18.3	Termination by Contractor
19.		EXCUSABLE DELAYS
20.		KEY PERSONNEL
21.		DISPUTES
	21.1	Notice
	21.2	Escalation
	21.3	Further Escalation
	21.4	Litigation
	21.5	Other Remedies
22.		INDEMNIFICATION
	22.1	Contractor’s General Indemnification
	22.2	Customer’s General Indemnification
	22.3	Contractor’s Intellectual Property Indemnification
	22.4	Intellectual Property Indemnification Exclusion
	22.5	Indemnification For Taxes
	22.6	Procedures
23.		LIMITATION OF LIABILITY
	23.1	Limitation
	23.2	Exceptions
24.		DAMAGE TO PERSONS OR PROPERTY, ASSOCIATED WITH LAUNCH, INTERPARTY WAIVER
25.		REPRESENTATIONS AND WARRANTIES
	25.1	Mutual Representations and Warranties
	25.2	Contractor’s Special Representations and Warranties
26.		ASSIGNMENT
27.		CONFIDENTIALITY
	27.1	Identification of Proprietary Information
	27.2	Restrictions on Use, Disclosure
	27.3	Company Restricted Information
	27.4	Standard of Care
28.		PUBLIC RELEASE OF INFORMATION
29.		NOTICES AND REPORTS, AUTHORIZED REPRESENTATIVES
	29.1	Notices
	29.2	Authorized Representatives
30.		CUSTOMER FURNISHED INFORMATION AND PROPERTY

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

	30.1	Title
	30.2	Risk of Loss
	30.3	Use
	30.4	Taxes
	30.5	Encumbrances
	30.6	Return Transportation
	30.7	Damages
31.		HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
32.		APPLICABLE LAWS
33.		GENERAL
	33.1	Severability
	33.2	Cumulative Rights/Waivers
	33.3	Gender/Captions
	33.4	Relationship of the Parties
	33.5	Permitted Access to Work in Progress, Inspections, Etc.
	33.6	Construction
	33.7	Including
	33.8	Survival
	33.9	Entire Agreement
	33.10	Counterparts

ATTACHMENTS

Attachment 1 - Statement of Work, dated November 5, 2004
Attachment 2 - Spacecraft Performance Requirements, dated November 17, 2004
Attachment 3 - Spacecraft Performance Verification Requirements, dated November 17, 2004
Attachment 4 - Spacecraft Product Assurance Requirements, dated November 5, 2004
Attachment 5 - Satellite Control and Operations Requirements, dated November 5, 2004
Attachment 6 - Satellite Control and Operations Product Assurance Requirements, dated November 5, 2004
Attachment 7 - Milestone Payment Plan, dated November 21, 2004
Attachment 8 - Maximum Termination Liability and Letter of Credit Amount Requirements, dated November 21, 2004
Attachment 9 - Export Laws Compliance Program, dated November 21, 2004
Attachment 10 - Certification – Form
Attachment 11 - Bill of Sale – Form
Attachment 12 - Options
Attachment 13 - ***
Attachment 14 - ***
Attachment 15 - Letter of Credit – Form
Attachment 16 - ***

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

v

CONTRACT FOR RAINBOW KA BAND SPACECRAFT

AND ASSOCIATED EQUIPMENT AND SERVICES

THIS CONTRACT (the “Contract”) is entered into this 21st day of November, 2004, (the “Effective Date of Contract” or “EDC”), by and between Lockheed Martin Corporation, a corporation organized under the laws of Maryland, acting through Lockheed Martin Commercial Space Systems, with its principal place of business located at 100 Campus Drive, Newtown, Pennsylvania (“Contractor”), and RAINBOW DBS COMPANY LLC, a Delaware limited liability company, with its principal place of business located at 200 Jericho Quadrangle, Jericho, New York 11753, U.S.A. (“Customer”).

W I T N E S S E T H  T H A T:

WHEREAS Customer desires to procure five (5) Ka-band satellites, associated launch services and ground equipment subject to the terms and conditions hereof; and

WHEREAS Contractor desires to supply such satellites, associated launch services and ground equipment in accordance with the terms and conditions hereof;

NOW THEREFORE THIS CONTRACT WITNESSETH THAT, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.             DEFINITIONS

As used in this Contract:

“Acceptance” with respect to any Deliverable Item other than a Spacecraft shall be as defined in Paragraph 7.5. “Acceptance” with respect to a Spacecraft shall be as defined in Paragraph 7.4.

“Authorized Representative” shall have the meaning set forth in Article 29.

“Bill of Sale” means a bill of sale in the form of Attachment 11 attached hereto.

“Business Day” means a Day on which Customer and Contractor are open for business, excluding Saturday, Sunday and a Day on which banking institutions in New York City are required or authorized to be closed.

“Certification” means a certification to be provided to Customer by Contractor upon Delivery of each Spacecraft and other Deliverable Item in the form of Attachment 10 attached hereto.

“CFE” means Customer furnished equipment.

“Company Restricted Information” shall have the meaning set forth in Paragraph 27.3.

“Conditional Acceptance” means (i) that a Spacecraft does not meet the criteria for Unconditional Acceptance, but such Spacecraft is not a Total Loss or a Constructive Total Loss, and (ii) that Customer has accepted the Spacecraft in accordance with Paragraph 7.4.3(b).

“Constructive Total Loss” means that at the time of Acceptance: (i) less than*** of the Frequencies on a Spacecraft are Successfully Operating Communications Channels, (ii) the Orbital Maneuver Life of a Spacecraft is less than*** Days, (iii) it is predictable that there will be continuously available during the Service Life less than*** of the power allocated for communications payload operations (including during eclipse periods) with simultaneous operations of all Spacecraft functions in a mode reasonably required to maintain the health and other performance parameters of the Spacecraft or, (iv) any combination of the foregoing rendering the Spacecraft unable to operate at least*** of its contemplated capacity for its Service Life.

“Contract” means this document, including any amendments made pursuant to Paragraph 33.9, herein embodying the agreement between Contractor and Customer and including the Attachments which are annexed hereto and made a part of this Contract.

“Contract Background Data” means all Information other than Contract Foreground Data, including Information which is generated by the Contractor primarily at its own expense in connection with the design, or research and development of its standard baseline products or “off-the-shelf” items for other programs, or for other non-Customer projects to the extent such Information is incorporated in, utilized in, or useful to the performance of Work and/or relating to any Deliverable Items and/or used in connection with or useful to the Contract Foreground Data.

“Contract Change Notice” means a notice proposing a change in any requirement of this Contract as described in the Statement of Work and in accordance with Article 12.

“Contract Foreground Data” means all Information, including Deliverable Data, directly generated or developed in the performance of Work and/or relating to any Deliverable Items or which is generated as a result of (i) significant design, research or development efforts under this Contract or (ii) routine engineering of

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Contractor’s standard baseline products or other items incorporated into the Work.

“Contract Intellectual Property” means all Patents, patent applications and patent disclosures; all patentable or unpatentable inventions, discoveries, improvements, and innovations; all trademarks, trademark applications, and all registrations and recordings thereof; all U.S. and foreign service marks, service mark applications, and all registrations and recordings thereof; trade names; all copyrights, copyright registrations, and applications to register copyrights; confidential or proprietary technical information and trade secrets; know-how; show-how; licenses (including in the form of an immunity from suit) to use the intellectual property of third parties (to the extent that the licensee can sublicense); software; technical manuals and documentation used in connection with the foregoing; and other intellectual property and proprietary information generated, developed and/or utilized in the performance of the Work hereunder.

“Contract Technology” means any and all Contract Foreground Data and Contract Background Data and such Contract Intellectual Property that is incorporated in, utilized in, or useful to the performance of Work and/or relating to any Deliverable Items and/or used in connection with or useful to the Contract Foreground Data.

“Contractor” shall have the meaning set forth in the preamble.

“Customer” shall have the meaning set forth in the preamble.

“Day” in the context of Performance Incentives, means a continuous twenty-four (24) hour period commencing at 0001 Greenwich Mean Time. For all other purposes it means a twenty four (24) hour period commencing at the occurrence of an event.

“Defect” means, with respect to any Deliverable Item and any and all components thereof, any deficiency or nonconformance in design, material or workmanship, or failure to perform in accordance with the specifications and requirements set out or referred to in this Contract.

“Deliverable Data” means all data and documentation required to be delivered to Customer under this Contract, as set forth in the Statement of Work, Attachment 3 and Attachment 5.

“Deliverable Hardware” means all property other than Deliverable Data required to be delivered to Customer under this Contract, including, without limitation, Spacecraft and the tangible media on which Deliverable Data is delivered.

“Deliverable Items” means any and all Deliverable Hardware and Deliverable Data.

“Delivery” for Deliverable Items other than a Spacecraft shall occur upon Acceptance as described in Paragraph 6.2. “Delivery” for a Spacecraft shall be as described in Paragraph 6.1.

“Designated Launch Agencies” means the Launch Vehicle providers selected in accordance with Article 8 hereof to Launch the Spacecraft into geostationary transfer orbit and provide the Launch Vehicles, the Designated Launch Sites and related facilities and equipment necessary to accomplish such Launches.

“Designated Launch Sites” means the Launch facilities provided by the Designated Launch Agencies including any off-site processing facilities.

“Designated Orbital Positions” means the 62o, 71o, 77o, 119o and 129o west longitude positions in geostationary earth orbit at which Customer intends to locate and operate the Spacecraft, or any alternative orbital positions obtained by Customer in lieu of the foregoing.

“Dollar” or “$” means a dollar of United States currency.

“Export Laws” shall have the meaning set forth in Paragraph 3.3.

“Export Laws Compliance Program” means the program described in Attachment 9 that Contractor has implemented to obtain or amend, as applicable, all United States or other Governmental Approvals necessary to provide Customer, its employees, representatives and consultants, and the Designated Launch Agencies, insurance brokers and underwriters, with access to the Spacecraft, facilities and information as described herein and as necessary to enter into and perform their obligations under the Launch Agreements and the Insurance Agreements.

“Effective Date of Contract’ or “EDC” shall have the meaning set forth in the preamble.

“Escrow Agreement” shall have the meaning set forth in Paragraph 13.3.4.

“FCC” means the U.S. Federal Communications Commission and any successor agency.

“Frequency” is a unit of 38 MHz of usable bandwidth on a Spacecraft.

“Governmental Approvals” means any permit, license or approval of any government, governmental department or agency or relevant regulatory authority required for the performance of this Contract.

“In Service Date” means the date of Acceptance of a Spacecraft.

“Information” means all data and information, including, without limitation, data and information of a technical, business or financial nature which has been documented on any tangible media, including, without limitation, writings, drawings, sound recordings, software, pictorial representations and graphs. Except as otherwise provided in the Contract, Information shall not include the Contractor’s financial reports, cost analyses and other data and internal information incidental to contract administration.

“Inoperative Frequency” means a Frequency that does not meet the standards of a Successfully Operating Communications Channel (i) for***, (ii) for a cumulative total of***, or (iii) during any eclipse period.

“Insurance Agreements” mean the agreements providing for insurance of the Spacecraft between Customer and insurance underwriters as described in Article 9.

“Intentional Ignition” means the intentional ignition by a Designated Launch Agency of the main or first stage engines of a Launch Vehicle or such other definition as is contained in the relevant Launch Agreement.

“IOT” means in orbit tests as specified in the Statement of Work and Attachment 3.

“Key Subcontract” shall have the meaning set forth in Paragraph 10.2.

“Key Subcontractor” shall have the meaning set forth in Paragraph 10.2.

“Launch” means the launch of a Spacecraft as defined in the relevant Launch Agreement.

“Launch Agreement(s)” means the agreement(s) providing for the Launch of the Spacecraft between Customer and the Designated Launch Agencies as described in Article 8.

“Launch Support” means Contractor’s activities at the Designated Launch Sites in support of the Launches, as specified in the Statement of Work.

“Launch Vehicles” mean the launch vehicles selected for the Launch of the Spacecraft, in accordance with Article 8.

“Letter of Credit” means the letter of credit that may be established by Customer in favor of Contractor in accordance with Paragraphs 5.1.2 (b) through (d), inclusive and Attachment 15.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

“License to Practice” means a right to use, lease, offer for sale, market, advertise, promote, sell, dispose of and otherwise practice, subject to the terms and conditions contained herein.

“Major Subcontractor” shall have the meaning set forth in Paragraph 7.3.

“Milestone Payment Plan” means the milestone payment plan for each Spacecraft and the TT&C and Pilot Uplink Station Equipment attached hereto as Attachment 7.

“NSP” means Deliverable Items that are not separately priced hereunder.

“Option” means any of the options described in Attachment 12.

“Orbital Maneuver Life” means the period of time following the In Service Date of a Spacecraft for which such Spacecraft has sufficient fuel to be operated at its Designated Orbital Position, in accordance with the requirements and standards set forth in the Spacecraft Performance Requirements and allowing sufficient fuel to de-orbit such Spacecraft at the end of its life in accordance with applicable governmental requirements.

“Patent” means a patent for an invention or a similar form of statutory protection such as a utility model or registered design.

“Party” or “Parties” means Customer and/or Contractor, who are the principals to this Contract.

“Payment Due Date” shall have the meaning set forth in Paragraph 5.1.1.

“Performance Incentives” means the monies that may be earned by Contractor, as specified in item 6 of Tables 4.1.1 - 4.1.5, based on the performance of the Spacecraft, which monies shall be payable to Contractor under the conditions set forth in Paragraph 5.2.

“Promised Delivery Dates” mean the dates promised for Delivery of the Spacecraft or for Delivery of other Deliverable Items (as applicable) pursuant to Article 3.

“Proprietary Information” shall have the meaning set forth in Paragraph 27.1.

“Restored Communications Channel” means a Frequency that has become an Inoperative Frequency and has subsequently been restored to operate in full compliance with the standards of a Successfully Operating Communications Channel for a period of***.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

“Right to Use” means a right to copy, duplicate, reproduce, modify and otherwise use, subject to the terms and conditions set forth herein.

“Satellite Simulators” means the dynamic satellite simulators to be delivered by Contractor to Customer as defined in the Statement of Work.

“Security Agreement” shall have the meaning set forth in Paragraph 5.1.2(e).

“Service Life” for a Spacecraft means the five thousand four hundred seventy-nine (5,479) Day period following final Acceptance of the Spacecraft.

“Spacecraft” means one (1) or more of the satellites to be constructed and launched as provided hereunder and delivered in-orbit to Customer by Contractor.

“Spacecraft Performance Requirements” means the spacecraft performance specifications for each Spacecraft attached hereto as Attachment 2.

“Spacecraft Pre-Shipment Review” or “SPSR” shall have the meaning set forth in Paragraph 7.4.1.

“Spacecraft System Price” shall have the meaning set forth in Paragraph 4.1.

“Spacecraft Product Assurance Requirements” means the spacecraft product assurance plan attached hereto as Attachment 4.

“Statement of Work” means the statement of work attached hereto as Attachment 1.

“Subcontract” means a subcontract, including purchase orders, memoranda of understanding and all similar forms of agreement between Contractor and any Subcontractor at any tier, to provide a portion of the Work under this Contract.

“Subcontractor” means a person, firm, corporation or business entity which has been awarded a Subcontract by Contractor to provide a portion of the Work covered by this Contract.

“Successful Injection” means that at the time of separation of a Spacecraft from the Launch Vehicle,***. Damage to the Spacecraft following separation from the Launch Vehicle but caused by the Launch Vehicle shall be deemed to have occurred prior to separation from the Launch Vehicle.

“Successfully Operating Communications Channel” means ***.

“Successfully Operating Spacecraft” means ***:

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

“TT&C and Pilot Uplink Station Equipment” means the ground equipment as defined in the Statement of Work hereinafter referred to as “TT&C Station Equipment”.

“Total Loss” of a Spacecraft means (i) the complete loss, destruction or failure of such Spacecraft or (ii)***.

“Total Verified Termination Expense” shall have the meaning set forth in Paragraph 17.2.

“Unconditional Acceptance” means that the Spacecraft meets the criteria for unconditional acceptance specified in Paragraph 7.4.3(a), and that Customer has accepted the Spacecraft in accordance with Paragraph 7.4.3(a).

“Work” means all acts, including tests to be performed, and materials, articles, data, documentation, and developments, equipment, matters and things to be furnished and rights to be transferred by Contractor or Subcontractor(s) under this Contract, or any contract or subcontract entered into by Contractor or Subcontractor(s).

2.             SCOPE OF WORK

2.1  Elements of Work

2.1.1  General Scope.  Subject to the terms and conditions of this Contract (including any Options as specified in Attachment 12), Contractor shall sell and Customer shall purchase five (5) Spacecraft, to be designated Rainbow Ka 1, Rainbow Ka 2, Rainbow Ka 3, Rainbow Ka 4, and Rainbow Ka 5, and Contractor shall furnish and perform all the elements of the Work for the purpose of such sale. Contractor shall furnish the Work in accordance with the provisions of this Contract, including all Attachments listed in Paragraph 2.2. The major elements of the Work include the following:

(a)           Spacecraft.  Design, manufacture, in-plant test, prepare each Spacecraft for Launch, integrate each Spacecraft with the applicable Launch Vehicle, and following Successful Injection, in-orbit test and place each Spacecraft into its Designated Orbital Position and present each Spacecraft to Customer for Acceptance;

(b)           TT&C Station Equipment.  Deliver, install and test the TT&C Station Equipment, for each Spacecraft, including all necessary equipment to monitor and control the five (5) Spacecraft simultaneously and independently in accordance with Attachments 5 and 6;

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

(c)           Simulators.  Deliver two (2) Satellite Simulators per Spacecraft, as specified in the Statement of Work, meeting the performance requirements specified in Section 5 of Attachment 5, Satellite Control And Operations Requirements;

(d)           Satellite Database.  Provide satellite databases as specified in Section 3 of Attachment 5, Satellite Control and Operations Requirements;

(e)           Management.  Manage the program and conduct program reviews;

(f)            Data and Documentation.  Prepare and provide to Customer data and documentation in accordance with the Statement of Work, Attachment 3 and Attachment 5;

(g)           Containers.  Provide (as necessary) the temporary use of containers for shipping and storage of the Spacecraft;

(h)           Offices.  Provide reasonable, full-time office accommodations for up to*** Customer resident technical representatives at Contractor’s facilities and reasonable accommodations for up to*** Customer representatives visiting Contractor’s facilities for periodic meetings;

(i)            Insurance Support.  Assist Customer in entering into the Insurance Agreements, and in making any claims under any of the foregoing Insurance Agreements;

(j)            Initial Operations.  Provide initial satellite control operations of each Spacecraft using the Contractor’s own facilities and the Customer’s TT&C Station Equipment, starting from Delivery of such Spacecraft, and continuing for a period of***, as outlined in Section 11 of Attachment 5;

(k)           Training.  Provide Spacecraft Operator Training for each Spacecraft as outlined in Attachment 1; and

(l)            Governmental Approvals.  Obtain all Governmental Approvals necessary to fulfill its obligations hereunder.

2.1.2  Inherent, Necessary, Customary Work.  If any items, materials, or services not specifically described in this Contract are an inherent, necessary or customary part of the Work and/or Deliverable Items or are reasonably required for proper performance or provision of the Work and/or Deliverable Items in accordance

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

with this Contract, they shall be deemed to be included within the scope of the Work and /or Deliverable Items to be delivered as provided herein, as if such items, materials, or services were specifically described in this Contract; provided however that the foregoing shall not expand the scope of Contractor’s obligations under the Statement of Work.

2.2  Attachments

The Work to be performed by Contractor under this Contract shall include, and be governed by, the Attachments listed below which are attached hereto and made a part hereof. In the event of any conflict or inconsistency among the provisions of the various parts of this Contract, including the Attachments attached to and incorporated into this Contract, such conflict or inconsistency shall be resolved by giving precedence to the terms and conditions of this Contract without the Attachments and then to the Attachments in the order listed below:

Attachment 7	—	Milestone Payment Plan, dated November 21, 2004
Attachment 8	—	Maximum Termination Liability and Letter of Credit Amount Requirements, dated November 21, 2004
Attachment 1	—	Statement of Work, dated November 5, 2004
Attachment 2	—	Spacecraft Performance Requirements, dated November 17, 2004
Attachment 3	—	Spacecraft Performance Verification Requirements, dated November 17, 2004
Attachment 4	—	Spacecraft Product Assurance Requirements, dated November 5, 2004
Attachment 5	—	Satellite Control and Operations Requirements, dated November 5, 2004
Attachment 6	—	Satellite Control and Operations Product Assurance Requirements, dated November 5, 2004
Attachment 9	—	Export Laws Compliance Program, dated November 21, 2004
Attachment 15	—	Letter of Credit—Form
Attachment 10	—	Certification—Form

Attachment 11	—	Bill of Sale—Form
Attachment 12	—	Options, dated November 21, 2004
Attachment 13	—	***
Attachment 14	—	***, dated November 21, 2004
Attachment 16	—	***, dated November 21, 2004

2.3  Options

Customer shall have the options to procure additional items specified in Attachment 12 which may be acquired from time to time under the terms and conditions set forth therein.

3.             DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1  Deliverable Items/Promised Delivery Dates

All Deliverable Items to be delivered and the corresponding Promised Delivery Dates and points of Delivery are set forth below:

Deliverable Item No.		Quantity	Description	Promised Delivery Date	Point of Delivery

1.(a	)	1	Spacecraft designated Rainbow Ka 2 as specified in Attachment 1 and Attachment 2	EDC + 1140 Days	129[o]W

1.(b	)	1	Spacecraft designated Rainbow Ka 1 as specified in Attachment 1 and Attachment 2	EDC + 1231 Days	62Wo

1.(c	)	1	Spacecraft designated Rainbow Ka 5 as specified in Attachment 1 and Attachment 2	EDC + 1322 Days	119[o]W

1.(d	)	1	Spacecraft designated Rainbow Ka 4 as specified in Attachment 1 and Attachment 2	EDC + 1414 Days	71[o]W

1.(e	)	1	Spacecraft designated Rainbow Ka 3 as specified in Attachment 1 and Attachment 2	EDC + 1506 Days	77[o]W

2.		1 lot	All other documentation, software and data as specified in Attachment 1 and Attachment 2	Per Attachment 1 and Attachment 2	Customer’s Designated Facility

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Deliverable Item No.		Quantity	Description	Promised Delivery Date	Point of Delivery

3.		1 lot	Launch Support, insurance support, IOT, anomaly investigation support, and other support as specified in Attachment 1 and Attachment 2	Per Attachment 1 and Attachment 2	Per Attachment 1

4.(a	)	2 per Spacecraft	Satellite Simulators	Per Attachment 1	A2100 Satellite Operations Center, Newtown, PA

4.(b	)	1 lot	On-Station Operations Documentation, as specified in Attachment 5	Per Attachment 1	A2100 Satellite Operations Center, Newtown, PA

4.(c	)	1 lot at Primary Location(s) 1 lot at Back-up Location(s)	TT&C Station Equipment	Per Attachment 1	Prime and Back-up Stations in USA, Beacon Station in Canada for Ka-3 only. Final Locations TBC

4.(d	)	1 lot per Spacecraft	Satellite Databases	Per Attachment 1	A2100 Satellite Operations Center, Newtown, PA

4.(e	)	1 lot	Satellite Operations Training	Per Attachment 1	Newtown, PA

3.2  Time of the Essence

Subject to the terms and conditions of this Contract, Contractor understands and agrees that the times for the Promised Delivery Dates of the Spacecraft (Items 1 (a) through (e) set forth above are of the essence to this Contract. Contractor shall perform its obligations under this Contract in a timely manner. Contractor will support Customer requests in making necessary filings with and explanations to the FCC regarding the status of Spacecraft construction and Launch as it applies to required milestones.

3.3  Contractor Responsibility

Subject to the terms and conditions of this Contract, including payments of the amounts due by Customer hereunder, delivery of all Deliverable Items under this Contract shall be at Contractor’s expense. Contractor shall be responsible for securing any necessary Governmental Approvals, including any relating to import of items to be delivered to the Contractor by the Subcontractors and export of the Deliverable Items, in a timely manner, as necessary to perform its obligations under this Contract. All Governmental Approvals of any country required for compliance with Contractor’s obligations under this Contract shall be referred to as “Export Laws”. Customer agrees to cooperate with Contractor in executing such documents as shall be necessary for compliance with Governmental Approvals under the Export Laws.

3.4  Customer Responsibility

Subject to the terms and conditions of this Contract, including payments of the amounts due to Contractor hereunder, Customer shall be responsible for securing all FCC and ITU approvals (on ground and in-orbit), including frequency coordination for IOT and on-station operations. In addition to the above, Customer is responsible for providing TT&C facilities as specified in the TT&C facilities ICD referenced in the Statement of Work, Attachment 1.

4.             PRICES

4.1  ***

4.2  Taxes

Each Spacecraft System Price and the prices for all other deliverables (including Options deliverables) under this Contract include all taxes, duties, transportation, insurance and all other costs and charges associated with the performance of all Work. Contractor shall be responsible for payment of all taxes and duties which may be required under any laws which become due by reason of performance of the Work, and Contractor shall comply with all requirements of said laws, including payment of any interest or penalties related to or arising from such taxes and duties.

4.3  ***

4.3.4  Other Remedies.  Nothing contained in this Paragraph 4.3 shall affect any right or remedy available to Customer, under this Contract, for delay exceeding the number of Days stated in Paragraph 4.3.1.

4.3.5  Contractor Notice.  Contractor shall immediately notify Customer of any circumstance that will cause or threaten to cause a delay in Delivery. Contractor shall provide Customer no less frequently than monthly with Contractor’s best estimate of when Delivery will occur (liquidated damages shall only be assessed for actual delays, not anticipated delays).***

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

4.3.7  Failure to Notify.  Contractor acknowledges and agrees that its failure to keep Customer informed of reasonably predictable delays in Delivery may cause damages to Customer related to the failure to give notice. In such a case, Customer may seek recovery for the damages caused by Contractor’s failure to give notice of such delay within a reasonable period after Contractor knows that such a delay will occur. Contractor’s damages under this provision shall be limited to the actual damages incurred by Customer proximately caused by the lack of notice, and such damages shall be capped at ***.

5.             METHOD OF PAYMENT

5.1  Spacecraft

5.1.1  Milestones.  Payment by Customer to Contractor of the amount due for each Spacecraft (less Performance Incentives) and other Deliverable Items as specified in items 1 through 5, 8 and 9 in Tables 4.1.1 - 4.1.5 of this Contract (as may be adjusted pursuant to Paragraph 4.3.1) shall be made in accordance with the Milestone Payment Plan for such Spacecraft and the conditions specified therein. The amounts specified in the Milestone Payment Plan for each Spacecraft and its related Deliverable Items shall in each case be paid by Customer to Contractor within thirty (30) Days after receipt by Customer of an invoice from Contractor (the “Payment Due Date”), accompanied by a certification from Contractor’s Authorized Representatives, that the particular milestone events for which payment is being claimed in each case have been completed and enclosing any other documentation necessary to demonstrate the completion of such milestones. Contractor shall submit no more than one (1) invoice per calendar month per Spacecraft, which shall list all completed milestones with respect to such Spacecraft for that month. Contractor shall not submit invoices for a Spacecraft, the amounts of which, when paid, will cause the total amount paid under the Contract with respect to such Spacecraft to exceed the aggregate sum scheduled to be paid with respect to such Spacecraft to that point in time as provided in the Milestone Payment Plan. In accordance with Article 12, if a change is accepted and implemented, the Milestone Payment Plan will be modified to reflect the change in Spacecraft Price within thirty (30) Days following initial implementation of said change.

5.1.2  Further Assurances.***

(f)            Financial Information.  In lieu of committing to a cash payment, Letter of Credit or Security Agreement under Paragraphs 5.1.2(a), (b), (c), (d), or (e), Customer may provide financial information, which, in the sole discretion of Contractor, is satisfactory for Contractor to allow Customer to make payments under the Milestone Payment Plan set forth in Attachment 7. Should such financial information not be available or satisfactory, Customer

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

shall provide further assurances under either Paragraphs 5.1.2(a), (b), (c), (d), or (e). If, after doing so, Customer financial information becomes available, which, in the sole discretion of Contractor, provides Contractor satisfactory payment assurance, then Contractor may at that time elect to waive any other further assurance requirements hereunder.

5.2  Performance Incentives

***

5.3  Invoices

All Contractor invoices shall be submitted in three (3) copies to:

RAINBOW DBS COMPANY LLC

200 Jericho Quadrangle

Jericho, New York 11753 U.S.A.

ATTN: Tom Greco

5.4  Disputed Payments

If Customer concludes that an item for which an invoice has been submitted is not payable in accordance with the terms of this Contract, or that any milestone or condition established by this Contract as a prerequisite to payment has not been fulfilled, Customer shall so notify Contractor within twenty (20) Days of receipt of the applicable invoice. Such notification shall state the areas, which are considered not to be in accordance with the terms and conditions of this Contract and state what is required to be submitted or performed to satisfy the discrepancy. Upon correction of the noted discrepancy(ies), the invoice shall be resubmitted for payment within ten (10) Days. Customer shall pay any undisputed amount of invoices within the payment terms in this Contract. If the Parties cannot agree that a discrepancy(ies) has been resolved, Contractor and Customer will utilize the dispute provision in accordance with Article 21.

5.5  Currency/Place of Payment

5.5.1  Currency/Method and Receipt of Payment.  All payments and/or refunds due from either Party to the other shall be made in Dollars. Payments and/or refunds to a Party shall be made by wire transfer of funds, with reference to the invoice number being paid in the detail section of the payment, to such place for payments and/or refunds as the receiving Party’s Authorized Representative may designate from time to time in writing. All payments and/or refunds due from either Party to the other shall be

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

deemed to have been made when the bank account of the receiving Party, as specified in Paragraph 5.5.2 or 5.5.3, has been credited with such payment, in the currency specified herein for such payment.

5.5.2  Payments to Contractor.>  Unless Contractor otherwise notifies Customer, all payments of Contractor’s invoices shall be made by Customer to:

***

5.5.3  Payments to Customer.  Unless Customer otherwise notifies Contractor, all refunds, credits or other amounts due Customer hereunder shall be made by Contractor to:

***

5.6  Late Payment

5.6.1  Late Payment Charge.  In the event either Party fails to pay any amounts due by it to the other Party within the times specified in this Contract, which amounts are not the subject of a good faith dispute, the receiving Party may impose a late payment charge of ***, assessable from the first Day the payment is late. Amounts that are disputed in good faith will not be subject to late payment charges so long as any undisputed portion is paid within the time period required.

5.6.2  Work Stoppage.  In no way limiting the terms of Paragraph 5.6.1, in the event that Customer fails to pay any amounts due by it to the Contractor within the times specified in this Contract, which amounts are not the subject of a good faith dispute as set forth in Paragraph 5.6.1, Contractor may, by written notice to Customer, if such failure is not corrected by Customer within ten (10) Business Days after written notice is given by Contractor (or such longer period as Contractor may agree to in writing) stop Work under the Contract with respect to the Spacecraft for which payment is late until such failure is corrected. Contractor shall immediately resume Work under this Contract when the failure is corrected, and the Parties shall negotiate in good faith an equitable adjustment to schedule and price and any other affected terms and conditions to reflect the reasonable impacts on Contractor resulting from such Work stoppage. The Milestone Payment Plan will be modified to reflect the increase of Spacecraft Price within thirty (30) Days. If Customer’s failure to pay has not been cured within thirty (30) Days after commencement of such Work stoppage, then Contractor shall be entitled to terminate this Contract pursuant to Paragraph 18.3.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

6.             DELIVERY, TITLE AND RISK OF LOSS OR DAMAGE

6.1  Spacecraft Delivery

Risk of loss for each Spacecraft shall pass at the time of Intentional Ignition. Title to each Spacecraft and its components shall transfer to Customer upon Acceptance. Delivery of each Spacecraft shall occur upon either Unconditional Acceptance in writing by Customer, Conditional Acceptance in writing by Customer or declaration of Total Loss or Constructive Total Loss, each pursuant to Paragraph 7.4.3, and delivery of a Bill of Sale for the Spacecraft.

6.2  Delivery of Other Deliverable Items

Risk of loss or damage and title to all Deliverable Items other than the Spacecraft shall transfer from Contractor to Customer upon Delivery. Delivery of such Deliverable Items shall occur upon Acceptance in writing by Customer pursuant to Paragraph 7.5. Contractor shall deliver a Bill of Sale with respect to the Deliverable Items set forth in Paragraph 3.1, Items 4(a) through 4 (e).

6.3  Title

Contractor warrants that title to all Deliverable Items delivered or transferred hereunder shall be good, marketable and rightfully conveyed, and shall be delivered free and clear of all liens, encumbrances, pledges and other interests whatsoever, other than those incurred by Customer. Furthermore, Contractor agrees to execute and deliver a Bill of Sale and all other instruments required, in Customer’s reasonable discretion, to perfect or evidence such title in Customer.

7.             CERTIFICATION, INSPECTION, ACCEPTANCE, WAIVERS

7.1  General Requirements

Contractor is responsible for testing, demonstrating, delivering, and certifying to Customer that each Spacecraft, and all other Deliverable Hardware and Deliverable Data as specified in Paragraph 3.1, Items 4(a) through 4(e), meet all of the requirements of this Contract, including the Spacecraft Performance Requirements. Customer’s right of inspection or acceptance shall not be deemed a waiver of any Defect, except as may be expressly agreed in writing by Customer in accordance with Paragraph 7.2 below. Prior to asking Customer to accept any Deliverable Items and prior to Delivery, Contractor shall, subject to Paragraph 7.2 below, certify, in writing, in the form set forth in Attachment 10, that the Deliverable Items conform to all Contract requirements.

7.2  Waivers

Contractor shall, in a timely manner, notify Customer at such time that Contractor determines that it will not be able to meet a particular Contract requirement or specification and shall seek a waiver from Customer. Nothing herein shall be deemed to require Customer to grant a waiver, but, if it is willing to consider doing so, Customer may grant the waiver. No waiver granted by Customer and no denial of a waiver by Customer shall affect the Promised Delivery Date of any Deliverable Item unless Customer expressly so agrees. Any waiver approved by Customer shall be deemed an amendment to the applicable performance specification for such Deliverable Item for all purposes hereunder, from and after such approval date; provided that a waiver granted with respect to a particular Spacecraft of other Deliverable Item shall not be deemed to apply to any other Spacecraft or Deliverable Item unless the waiver expressly includes such other Spacecraft or Deliverable Item.

7.3  Inspections

***

7.4  Spacecraft Acceptance Procedure

7.4.1  SPSR.  Contractor shall conduct a review (a “Spacecraft Pre-Shipment Review” or “SPSR”) of each Spacecraft prior to Contractor’s shipment of such Spacecraft to its Designated Launch Site. The SPSR shall be conducted in accordance with the terms of this Paragraph 7.4 and Section 4.3.17 of the Statement of Work.

(a)           Time, Place and Notice of SPSR.  Each SPSR shall take place at Contractor’s facility. Contractor shall notify Customer in writing approximately thirty (30) Days prior to the date that each Spacecraft shall be available for SPSR, which shall be the scheduled date for commencement of such SPSR. If Customer cannot commence such SPSR on such scheduled date, Contractor shall make reasonable efforts to accommodate Customer’s reasonable re-scheduling requests provided that any delay in completion of SPSR resulting directly from such rescheduling shall be deemed an excusable delay and such excusable delay period shall be excluded from any calculation of excusable delay Days set forth in Paragraph 18.1.

(b)           Conduct and Purpose of SPSR.  The purpose of the SPSR shall be to review test data and analyses for each Spacecraft to determine whether such Spacecraft meets the applicable Spacecraft Performance Requirements and is therefore ready for shipment to its Designated Launch Site.

(c)           Pending Waivers.  Any pending waiver requests, or any circumstances which Contractor reasonably believes will result in a Contractor request for waiver or deviation from, provisions(s) of the performance specifications applicable to a Spacecraft or other related Deliverable Item shall be submitted to Customer and

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

resolved prior to the commencement of the applicable SPSR.

(d)           Customer’s Inspection Representatives.  Customer may cause any representatives designated by Customer to observe each SPSR; provided, however, that the provisions of Article 27 shall apply to any such representatives.

(e)           SPSR Results.  At completion of the SPSR for each Spacecraft, Contractor shall submit to Customer the SPSR results. Within ten (10) Business Days of its receipt of such results, Customer shall notify Contractor in writing of Customer’s concurrence or disagreement with the results of the SPSR. In the event that Contractor and Customer concur that such SPSR demonstrates conformity of the applicable Spacecraft to the applicable requirements of the Spacecraft Performance Requirements (including any waivers or deviations previously approved by Customer), the Spacecraft shall be prepared and shipped to its Designated Launch Site for Launch. In the event that such SPSR discloses any non-conformance of the Spacecraft to the requirements of the Spacecraft Performance Requirements (not the subject of any prior waivers or deviations approved by Customer), Customer’s notice shall state each such non-conformance (with reference to the applicable requirement of the Spacecraft Performance Requirements deemed not met), and Contractor shall correct or repair (in the manner determined by Contractor) each such non-conformance (except as may be subsequently waived by Customer), and resubmit the Spacecraft for SPSR in accordance with this Paragraph 7.4.1 as to each corrected or repaired element.

(f)            Inspection Costs Borne by Customer.  All costs and expenses incurred by Customer and its representatives in connection with their activities under this Paragraph 7.4.1, including travel and living expenses, shall be borne solely by Customer.

(g)           Correction of Deficiencies After SPSR.  If at any time following the SPSR for any Spacecraft, and prior to Intentional Ignition, such Spacecraft fails to meet the Spacecraft Performance Requirements (as may be modified or waived by Customer), Contractor shall promptly undertake to correct such deficiencies prior to Intentional Ignition at its own cost and expense.

7.4.2  Transport.  Following a successful completion of the SPSR for each Spacecraft, Contractor shall ship such Spacecraft to its Designated Launch Site and proceed with the further testing and Launch of the Spacecraft and Launch Support in accordance with the Statement of Work and Attachment 3. Contractor shall notify Customer of the IOT schedule for each Spacecraft at least thirty (30) Days prior to the Launch of such Spacecraft. Each IOT shall be conducted in accordance with the

Statement of Work and Attachment 3, and in accordance with Article 14, Customer’s representatives shall be permitted to observe all phases of the IOT.

7.4.3  Final Acceptance.  When each IOT is completed, Contractor shall submit to Customer the test results and shall hold an acceptance review with Customer. At the conclusion of the acceptance review, including the resolution of any outstanding Spacecraft performance issues, Contractor shall deliver to Customer the final IOT report together with a Certification of one of Contractor’s officers or the President or Senior Executive responsible for the Contractor’s performing business unit that the applicable Spacecraft meets the criteria for Unconditional Acceptance as described in Paragraph 7.4.3(a) or for Conditional Acceptance as described in Paragraph 7.4.3(b), with if necessary, an explanation of the criteria that the Spacecraft does not meet, or that the Spacecraft is a Total Loss or a Constructive Total Loss. Within five (5) Business Days following receipt of such Certification, Customer shall either accept the Spacecraft in accordance with Paragraph 7.4.3(a) or Paragraph 7.4.3(b) hereof, or reject the Spacecraft and provide Contractor with a documented statement of reasons for any rejection. Upon either Conditional Acceptance or Unconditional Acceptance of the Spacecraft, Contractor shall be entitled to commence earning its Performance Incentives, as may be adjusted, pursuant to Paragraph 5.2.

(a)           Unconditional Acceptance.  Customer shall be obligated to accept, in writing, without conditions, a Spacecraft when it has been verified at the acceptance review that (i) the Spacecraft has successfully passed the tests specified in the Attachment 1 and Attachment 3, (ii) it has been verified that the Spacecraft’s Orbital Maneuver Life will be at least***, (iii) the Spacecraft satisfies all the requirements specified in the Spacecraft Performance Requirements, as may have been amended or modified at or before SPSR with Customer’s written consent, and (iv) ***:

***, a Defect in the Spacecraft that can be satisfactorily corrected by a switch to a redundant unit in the Spacecraft will not be deemed to affect the Spacecraft’s ability to meet the criteria for Unconditional Acceptance.

(b)           Conditional Acceptance.  Customer shall be obligated to accept, in writing, a Spacecraft when it has been verified at the acceptance review that, although such Spacecraft does not meet the criteria for Unconditional Acceptance, the Spacecraft is not a Total Loss or a Constructive Total Loss. Upon Conditional Acceptance of a Spacecraft, the Performance Incentives for such Spacecraft shall be adjusted in accordance with Paragraph 5.2.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

(c)           Total Loss/Constructive Total Loss.  If a Spacecraft is a Total Loss or a Constructive Total Loss prior to Acceptance and has not been destroyed, Customer may accept such Spacecraft, or reject such Spacecraft and direct Contractor either to dispose of the Spacecraft or to transfer title to the Spacecraft to a third party designated by Customer.

7.5  Acceptance Procedures for Other Deliverable Items

Acceptance of Deliverable Items specified in Paragraph 3.1, Items 4(a) through (e) to be Delivered under the Contract shall occur in accordance with the requirements of this Paragraph 7.5. Contractor shall deliver test results and provide a Certification to Customer of the results of its inspection and tests of all such Deliverable Items in a form acceptable to Customer. Based upon this Certification, upon which Customer shall be entitled to rely, and any inspection or testing that Customer may conduct, upon Delivery, Customer shall either accept the Deliverable Item(s) in writing or notify Contractor in writing of those particulars in which the Deliverable Items are unacceptable. Should Customer fail to notify Contractor in writing of those particulars in which the Deliverable Items are unacceptable within ten (10) Business Days of Delivery, the Deliverable Items shall be deemed accepted by Customer. Upon receipt of a notice that any Deliverable Item is unacceptable to Customer, which notice shall state the particulars relating to such unacceptability, Contractor shall remedy such Deliverable Item. Upon Customer’s satisfaction that such particulars have been remedied to conform to all applicable requirements of this Contract, the Deliverable Item shall be accepted by Customer in writing.

7.6  Remedy of Defects

Remedy of any Defects in a Deliverable Item including the Spacecraft, but only prior to Launch, shall be accomplished by Contractor at its expense, promptly upon receipt of notice thereof. Contractor and Customer shall mutually agree on the level of retest of the Deliverable Item (together with any other potentially affected parts or systems) or an appropriate analysis, reasonably necessary to demonstrate that the Defects have been corrected and meet the requirements of the Contract.

7.7  Post Launch Remedies

After Launch of a Spacecraft, and as provided in Section 11.10 of the Statement of Work, Contractor shall fully cooperate with Customer and Contractor shall use its best efforts at Customer’s reasonable request under the circumstances, to investigate and assist Customer,***, in conducting anomaly investigations and make recommendations for potential corrective action (including, without limitation, through changes in operational procedures, software, or, where possible, Spacecraft

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

configurations) until ***. If, due to a Launch Vehicle anomaly or other cause not attributable to Contractor, a Spacecraft is declared a Total Loss or a Constructive Total Loss, then Contractor shall be entitled to earn the Performance Incentives to the extent provided in Paragraph 5.2 related to such Spacecraft, which may be pre-paid by Customer.*** In the instance where Customer has self insured for Total Loss and/or Constructive Total loss of the Spacecraft due to a Launch Vehicle anomaly or other cause not attributable to Contractor, Customer and Contractor, at Customer’s request, shall negotiate a reasonable period for payment of Performance Incentives under Paragraph 5.2, subject to the same assurances and terms specified in Paragraph 5.1.2.

***

8.             LAUNCH VEHICLE SELECTION

8.1  Customer Responsibility.

Customer is responsible for providing a Launch Vehicle for each Spacecraft Launch and shall advise Contractor *** prior to each scheduled Launch of the selected Designated Launch Agency and Launch Vehicle. Customer shall enter into all Launch Agreements directly with the applicable Designated Launch Agencies. *** Prior to the SPSR for each Spacecraft, Customer may elect to change the Launch Vehicle for such Spacecraft and any additional costs of Contractor resulting from such change shall be subject to a change notice under Article 12.

8.2  Launch Vehicle Availability Date.

Customer shall be responsible to make the Launch Vehicle for each Spacecraft available for Contractor to begin operations at the Designated Launch Site and to Launch in accordance with the schedule set forth below. Failure to provide such Launch Vehicles by these dates, and, once launch operations begin, delays that are attributable to the Designated Launch Agency, except for circumstances attributable to the Contractor, will result in excusable delays under Article 19.

***

9.             INSURANCE

9.1  Launch and On-Orbit Insurance

The Contractor shall support the Customer with all reasonably necessary presentations (oral, written, or otherwise) and provide all reasonably necessary technical information for the purpose of the Customer purchasing insurance directly from the space insurance industry. The Contractor agrees to provide the information,

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

subject to obtaining any necessary approvals under the Export Laws, to Customer consistent with the requisite insurance meeting dates.***

9.2  Insurance Claims

In the event of a total or partial Launch failure or a total or partial failure of the Spacecraft in orbit, Contractor shall cooperate with Customer and the applicable insurance brokers and underwriters, in connection with the investigation, preparation, filing and administration of any insurance claim pertaining to such Launch or Spacecraft failure.***

9.3  “Work-in-Progress” Insurance

At all times prior to Launch of a Spacecraft, Contractor shall maintain*** an insurance policy or policies***, which policy or policies shall name Customer as an additional loss payee, with payment under the policy to become due in the event the Spacecraft is damaged or destroyed such that Customer will have the right to terminate Contract with respect to the damaged Spacecraft. Contractor shall provide Customer with a certificate of insurance within thirty (30) Days after receipt of a written request from Customer.

Customer will pass through to the Contractor any third-party launch liability insurance provided for the benefit of the Contractor by each Designated Launch Agency, in accordance with the Commercial Space Launch Act and the applicable Launch license for Launches occurring in the United States, or in accordance with the amount of liability insurance required by any foreign government in the country of Launch. Customer will use best reasonable efforts to assure that the Launch Vehicle provider adds the Contractor as an additional insured to the applicable launch liability insurance policy prior to Launch of each Spacecraft.

10.          SUBCONTRACTS

10.1  Subcontracts

Within ninety (90) Days after the Effective Date of Contract, Contractor shall provide a list of all Subcontracts with a value in excess of Five Hundred Thousand Dollars ($500,000) per Spacecraft and shall identify the work to be provided in each such Subcontract. Changes to this list shall be detailed in each quarterly report, to be provided by Contractor pursuant to the Statement of Work. Contractor shall supply to Customer copies of all Subcontracts with Major Subcontractors, which are placed specifically for each Spacecraft. Contractor shall ensure that all Subcontracts will permit Contractor to perform its obligations under this Contract, including meeting all Promised Delivery Dates.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

10.2  Key Subcontracts

Contractor agrees to enter into major Subcontracts (hereinafter referred to as “Key Subcontracts”) for the Work specified below with the persons or entities (hereinafter referred to as “Key Subcontractors”) listed below. Contractor further agrees that the Key Subcontractors are necessary for the successful completion of the Work to be performed hereunder. Contractor shall not change its Key Subcontractors without Customer’s prior written consent, such consent not to be unreasonably withheld.

Suppliers	Item
***

10.3  Indemnification/Release

Contractor shall ensure that all Subcontractors release Customer from any claims arising under any Subcontract or otherwise in connection with this Contract. Contractor shall indemnify, defend and hold harmless Customer from and against all claims made by any Subcontractor against Customer.

11.          PROPERTY ACCOUNTING

11.1  Identification and Control

Contractor shall be directly responsible for and accountable for all supplies, parts, materials, components, subsystems or systems (whether in its possession or the possession of any of its Subcontractors) which are to become the property of Customer pursuant to the terms of this Contract, and which are part of the Deliverable Items to be Delivered under this Contract. For this purpose, Contractor shall (i) use commercially reasonable efforts to protect and preserve all of the Customer’s Deliverable Items until Acceptance under this Contract and (ii) establish and maintain a system to control and identify, at all times and until the Delivery and Acceptance of the last Deliverable Item to be delivered hereunder, all of the aforementioned property in its possession or the possession of its Subcontractors.

11.2  Use of Inventory Parts/Use of Customer’s Parts

*** To the extent that Contractor uses any parts or components from its inventory such parts and components shall meet the reliability standards set forth in the Spacecraft Product Assurance Requirements. Any failures or anomalies on such items shall be reviewed and consented to by Customer.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

12.          CHANGES REQUESTED BY CONTRACTOR OR CUSTOMER

12.1  Contract Change Notice

Any changes requested during the performance of this Contract which will add or delete Work, affect the design of any Spacecraft before its Delivery, change the method of shipment or packing, or place or time of any Delivery, or will affect any other requirement of this Contract, whether proposed by Contractor or Customer, shall be reflected by Contractor in writing as a contract change notice in accordance with the Statement of Work (“Contract Change Notice”) issued at least thirty (30) Days prior to the proposed date of the change except for such shorter periods mutually agreed upon by the Parties which are reasonably necessary under the circumstances. If Customer requests a change, Contractor shall submit the Contract Change Notice within thirty (30) Days of Customer’s request. The time periods specified in this Article and in the Statement of Work for proposing and approving changes may be shortened as necessary by mutual agreement to accommodate exigent circumstances.

12.2  Acceptance of Change

Customer shall notify Contractor as soon as practicable under the circumstances after receipt of a Contract Change Notice whether or not it agrees with and accepts such change. If Customer agrees with and accepts the change in writing, Contractor shall proceed with the performance of the Contract as changed and an amendment to the Contract reflecting such change, and price adjustment and schedule adjustment, if any, shall be issued. If Customer does not agree to implement the change or the Parties are unable to reach any other agreement regarding such change, Contractor shall proceed with the performance of the Contract, as unchanged.

12.3  Non Refusal

Contractor may not refuse any change that may be requested by Customer during the performance of this Contract as long as the Customer-requested change is within the general scope of this Contract and is technically feasible utilizing existing and reasonably available technology, and Customer agrees to the price adjustment and schedule adjustment, if any, proposed by Contractor in accordance with Paragraph 12.4.

12.4  Price of Changes

***

12.5  Changes To Meet Specifications

***

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

12.6  Change of Designated Orbital Position of Satellite Ka-5

Customer will have until EDC + six (6) months to change the Designated Orbital Position of Rainbow Ka-5 to another Western US orbital position between 110o West Longitude and 140o West Longitude at no cost or schedule impact, provided the change in orbital position does not impact the Spacecraft design other than the antenna optimization. Spacecraft performance at the new orbital position will be as mutually agreed by the Parties within thirty (30) Days after Customer’s notice to make such change.

13.          CONTRACT TECHNOLOGY

13.1  Disclosure of Contract Technology

For all purposes, Contractor shall become or remain the owner of all Contract Technology. From the EDC, and during the Orbital Maneuver Life of each Spacecraft Contractor shall retain and maintain copies of all Contract Technology (including any Contract Foreground Data or Contract Background Data previously delivered to Customer hereunder). During such period Customer may, in writing, request copies of such Contract Technology to the extent reasonably required for testing, maintaining, operating, using or marketing capacity on or services that employ any of the Spacecraft. Within seven (7) Days after receipt of such request, Contractor shall furnish copies of the requested Contract Technology, subject to governmental restrictions. If Contractor cannot supply Customer with copies of requested Contract Technology due to governmental restrictions, Contractor must document the applicable restrictions in writing to Customer and, at Customer’s request, Contractor must use reasonable efforts to have such governmental restrictions amended or waived to permit Customer to obtain copies of requested Contract Technology at Customer’s cost and expense. The cost of furnishing copies of such Contract Technology shall be borne by the Customer and shall include the cost of collecting, editing, duplicating, assembling and shipping, to the extent not included in the Spacecraft System Price, but shall not include any amount associated with the value of such Contract Technology. Contractor may, by appropriate marking on Contract Technology, indicate that such shall be used only in accordance with the terms of this Contract, including restrictions contained herein on the use and disclosure of Deliverable Data. Notwithstanding anything to the contrary in this Paragraph 13.1, “Disclosure of Contract Technology”, in the event Customer’s request includes Contract Technology comprising software in source code format, Contractor shall not be obligated to furnish copies of such software in source code format, but instead shall be obligated to provide, subject to governmental restrictions, Customer access only to such software in source code format owned by Contractor, at Contractor’s facility, provided that Customer shall not have the right to disclose to any third party or to reproduce, or copy, in whole or in part, any such software in source code format, and use of such software in source code format by Customer shall be solely in connection with testing, maintaining, operating, using or marketing capacity on or services that employ any of the Spacecraft, to the extent required. In the event Customer requests software in source code format that has been licensed to Contractor by a third party software licensor, Contractor shall only be required to use reasonable efforts to obtain from such third party software licensor such software in source code format.

13.2  Rights Granted in Contract Technology

13.2.1  Contract Foreground Data and Contract Background Data.  Subject to Article 13.1, “Disclosure of Contract Technology,” Contractor hereby grants to Customer (a) an irrevocable, non-exclusive, royalty free, worldwide Right to Use Contract Foreground Data in connection with testing, maintaining, operating, using, and marketing capacity on or services that employ any of the Spacecraft, (b) an irrevocable (except upon termination of this Contract under Articles 17 and 18), non-exclusive, royalty free, worldwide Right to Use Contract Background Data solely in connection with testing, maintaining, operating, using, and marketing capacity on or services that employ any of the Spacecraft, and (c) the right to reproduce (together with all copyright and other restrictive markings) and disclose to customers and potential customers of Customer reasonably selected portions of the Deliverable Data and Spacecraft Performance Requirements for the purpose of marketing capacity and services on any of the Spacecraft, provided that such customers and potential customers agree to be bound by restrictions contained herein on the use and disclosure of Deliverable Data. In no event shall Customer disclose, distribute, transfer, or otherwise provide Contract Foreground Data, Contract Background Data, Deliverable Data or Spacecraft Performance Requirements, in whole or in part, to any entity in the business of designing and/or manufacturing spacecraft.

13.2.2  Contract Intellectual Property.  For all Contract Intellectual Property owned by Contractor or under which Contractor has rights, Contractor hereby grants to Customer an irrevocable, non-exclusive, royalty free, worldwide License to Practice under such Contract Intellectual Property solely in connection with testing, maintaining, operating, using, and marketing capacity on or services that employ any of the Spacecraft. With respect to Contractor’s trademarks, trademark applications, and all registrations and recordings thereof (“trademarks”), Customer agrees that any use of such trademarks by Customer shall be in a manner consistent with Contractor’s uses thereof and any such use by Customer of the trademarks shall inure to the benefit of Contractor.

13.3  ***

13.3.1  Segregation of Contract Technology.  Unless otherwise required in this Article 13, as of EDC and throughout the Orbital Maneuver Life of each Spacecraft, Contractor agrees to maintain all Contract Technology at Contractor’s facilities and to keep such Contract Technology updated and current throughout the Orbital Maneuver Life of each Spacecraft. Customer may, upon reasonable request to Contractor, access the area where the Contract Technology is maintained for the purposes of ascertaining compliance with this Paragraph 13.3.1.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

13.3.2  ***

13.3.3  Representations.  Contractor represents, warrants and covenants that the Contract Technology kept at Contractor’s facilities ***:

(a)           Complete.  will comprise all of the Contract Technology (including the source code language statement for any and all applicable software) to the extent its retention is consistent with Contractor’s normal retention policies;

(b)           Current.  will be kept current, including all updates needed to maintain compliance with the terms of this Contract; and

(c)           Form.  will be in a form suitable for reproduction by Customer.

***

14.          RIGHT OF ACCESS, REPORTS, TESTING, MONITORING

14.1  Access

Customer shall have the access rights specified below and as described in the Statement of Work:

14.1.1  Work.  (i) In accordance with Article 27 Confidentiality, (ii) within normal business hours, (iii) accompanied by Contractor’s personnel (except to the extent Contractor’s accompaniment is not required for Contractor’s other commercial US customers), and (iv) on a non-interference basis, Customer, and its representatives and consultants that are not employees of a satellite manufacturer in direct competition with Contractor, shall be allowed access to all Work and Work in progress, and all data and information related to this Contract (including without limitation the data and information specified in the Statement of Work and Attachment 3), including all Major or Key Subcontractors (and other Subcontractors with such Subcontractors consent which, at the request of the Customer, the Contractor shall use its best commercial efforts to obtain), and all facilities therefore, subject to governmental restrictions, for purposes of observation, inspection, examination and evaluation of the Work, at any reasonable time prior to Acceptance of the relevant Deliverable Item and thereafter to the extent such data and information are of the type customarily retained in the ordinary course of business. If Customer and /or its representatives and/or its consultants are denied access as set forth herein due to governmental restrictions, Contractor shall document in writing such governmental restrictions and, at Customer request, use best commercial efforts to amend or remove such governmental restrictions to access. Customer’s and its representatives’ personnel visiting or resident at Contractor’s or any Subcontractor’s facilities shall abide by the applicable security and safety regulations,

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

provided that reasonable notice of any such regulations is provided by Contractor or Subcontractor, as applicable, and any such access shall not interfere with normal business operations of Contractor or Subcontractor, as applicable.

14.1.2  Program Review Meetings.  Customer and its representatives shall be given reasonable notice of and be entitled to attend all Program Review Meetings of the Contractor as specified in the Statement of Work

14.1.3  Major/Key Subcontracts.  Contractor will ensure that all of the Major and Key Subcontracts for items specific to the Spacecraft contain provisions providing access rights to Customer to the subject matter of the Subcontract to the same extent as access is provided hereunder, subject to governmental restrictions. If governmental restrictions prevent Customer access, Contractor shall provide Customer with a written explanation of the governmental restrictions and, if requested by Customer, shall its best commercial efforts to assist Subcontractor with amending or removing such governmental restrictions. With respect to all other Subcontracts, Contractor shall use reasonable efforts to ensure that Customer has access to the applicable Subcontractor’s Work, as required hereunder.

14.1.4  Customer Employees.  Notwithstanding the fact that Customer’s or its representatives’ personnel resident at the Contractor’s or any Subcontractors’ facility will be in consultation with the Contractor’s or Subcontractors’ (as applicable) personnel, they shall remain employees of Customer, or its representatives (as applicable), and as such, compensation for their services and all related expenses remains the responsibility of Customer or its representatives (as applicable).

14.2  Reports

Contractor shall deliver to Customer written progress and status reports, test data, and any final reports, in accordance with the requirements of Attachment 1 and Attachment 3. All reports furnished pursuant to this Paragraph may be used and distributed by Customer in accordance with the provisions of this Contract.

14.3  Performance Testing

Customer and its representatives and consultants shall have the rights with respect to testing set forth below and, in Attachment 1, Attachment 3 and Attachment 5 on a non-interference basis and accompanied by Contractor’s representatives:

14.3.1  Witness of Tests.  Customer, through its representatives and consultants, shall have the right to witness all developmental, qualification, protoflight and acceptance testing of Deliverable Items required by this Contract at Contractor’s or a Key or Major Subcontractor’s plant and other Subcontractors with such Subcontractors consent which, at the request of the Customer, Contractor shall use best commercial efforts to obtain or at such other place as the tests are conducted or test results are monitored, and Customer shall be provided with copies of all test results. If governmental restrictions prohibit the witness of such testing, Contractor shall provide Customer with written documentation of the applicable governmental restrictions and, if requested by Customer, shall use its best commercial efforts to amend or remove any such restrictions.

14.3.2  TT&C Station Equipment Satellite Simulators Acceptance Tests.  Customer shall have the right reasonably to specify the times and places for the undertaking of final acceptance testing of the TT&C Station Equipment and the Satellite Simulators set out in Paragraph 3.1 Deliverable Items 4(a) and 4(c).

14.3.3  Notice of Tests.  If Contractor or any Subcontractor establishes the time, date, or location of any major system or subsystem or any units requiring qualification testing required under this Contract, Contractor shall provide, or cause the Subcontractor to provide, Customer with the advance notice specified in this Contract, or if not specified, with reasonable advance notice, which in the case of units requiring qualification shall be no less than seven (7) Days prior to the scheduled test.

14.3.4  Spacecraft and Ground Station Test Plan.  All testing of a Spacecraft and other Deliverable Items under this Contract shall be undertaken in accordance with the Statement of Work, Attachment 3 and Attachment 5.

14.4  Monitoring

Approximately six (6) of Customer’s representatives or consultants shall be located at the manufacturing site of the Spacecraft for the purpose of monitoring the progress of the Work as specified in the Statement of Work. Contractor shall provide office and other facilities to such representatives as described in the Statement of Work. In addition, Contractor shall provide adequate parking spaces for Customer on-site representatives. Customer personnel and representatives shall have twenty-four (24) -hour access to the office space provided hereunder.

14.5  Export Laws Compliance

14.5.1  General.  Notwithstanding any provision of this Contract, any obligation of Contractor hereunder to provide hardware, software, Deliverable Data, other technical information or technical services, or access to Contractor’s or Subcontractors’ facilities to Customer, its employees, representatives, consultants or agents shall be subject to applicable Export Laws. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such Export Laws.

14.5.2  Compliance Program.  Contractor shall promptly implement the Export Laws Compliance Program described in Attachment 9 to obtain and maintain all authorizations and consents under the Export Laws necessary to permit Customer to take Delivery of all Deliverable Items and to permit Customer, the Designated Launch Agencies, the insurance brokers and underwriters, the Customer’s consultants or other third parties with a need to access information supplied by Contractor under any of the provisions of the Contract, and their respective personnel, agents and consultants, to have access to the Work, reports, testing and monitoring and information, documents and data related thereto, as specified in this Contract. To the extent that Customer, the Designated Launch Agencies, the insurance brokers and underwriters, the Customer’s consultants or other third parties with a need to access information supplied by

Contractor under any of the provisions of the Contract is denied access to any Deliverable Items, Work, reports, testing and monitoring and any documentation and data related thereto, Contractor represents that all of the foregoing shall be consistent with the requirements of this Contract and the best practices of the spacecraft manufacturing industry.

14.5.3  RE-EXPORT.  CUSTOMER UNDERSTANDS AND WARRANTS THAT IT SHALL NOT RE-EXPORT, RE-TRANSFER OR DIVERT TO ANY THIRD PARTY ANY U.S. ORIGIN ITEM THAT IS REGULATED BY THE U.S. MUNITIONS LIST (UML) AND PROVIDED TO CUSTOMER UNDER OR IN CONNECTION WITH THIS CONTRACT, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LAWS.

15.          WARRANTY

15.1  Spacecraft Warranty

Contractor warrants that each Spacecraft shall be in good working order and free of Defects in design, materials and workmanship and shall conform to requirements of this Contract, including the Spacecraft Performance Requirements, as may be modified by any approved waivers or deviations pursuant to Paragraph 7.2. The above warranty on each Spacecraft shall end upon Launch of the Spacecraft. Contractor’s only liability under the warranty shall be as and to the extent that prior to Launch of the Spacecraft, if the Spacecraft fails to meet the requirements of this Contract, including the Spacecraft Performance Requirements, as may be modified by any approved waivers or deviations pursuant to Paragraph 7.2, Contractor shall promptly undertake to correct such deficiencies, in the manner determined by Contractor’s best technical judgment, at its own cost and expense. In the event a Spacecraft is to be delivered to storage, Contractor warrants that the Spacecraft shall be in good working order and free of Defects in design, materials and/or workmanship and conform to the requirements of this Contract, including the Spacecraft Performance Requirements, as may be modified by any approved waivers or deviations pursuant to Paragraph 7.2, for***. Contractor’s only liability under the preceding sentence shall be as and to the extent that during the warranty period (as defined in the preceding sentence), if the Spacecraft fails to meet the requirements of this Contract, including the Spacecraft Performance Requirements, Contractor shall promptly undertake to correct such deficiencies, in the manner determined by Contractor’s best technical judgment, at its own cost and expense.

15.2  Warranty for Deliverable Items Other Than Spacecraft

Contractor warrants that Deliverable Items other than Spacecraft shall be in good working order and free of Defects in design, material and workmanship and shall conform to the applicable requirements of this Contract, including applicable

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

specifications, as modified by any waivers granted by Customer hereunder ***. Customer shall have the right, at any time during the warranty period specified above and irrespective of prior inspections or acceptances, to require correction of any Defect occurring to any Deliverable Item other than the Spacecraft, including any integrated software or services not conforming to the requirements herein and require that Contractor, at its expense, correct or replace (at Contractor’s option) such non-conforming Deliverable Item to make such Deliverable Item, including integrated software, conforming. If Contractor fails to correct or replace such defective Deliverable Item other than the Spacecraft, including integrated software, within a reasonable period after notification from Customer, Customer may, by contract or otherwise, correct or replace such defective Deliverable Item, including integrated software, and Contractor shall reimburse Customer for such correction or replacement, provided that Customer provides Contractor with documentation related to the repair or replacement.***

15.3  Disclaimer

EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN THIS CONTRACT, CONTRACTOR DISCLAIMS ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, WITH REGARD TO ANY SPACECRAFT OR ANY OTHER DELIVERABLE ITEM

15.4  Assistance

In addition to the warranty provisions of this 15, Contractor agrees to provide reasonable support including, but not limited to, the support of Subcontractors, to Customer, at no cost to Customer in attending to, assisting in diagnosing and recommending corrective action for any Spacecraft failure or any other anomaly occurring with or on any Spacecraft during the Service Life and for as long thereafter as the Contractor receives Performance Incentives in accordance with Paragraph 5.2 hereof. Contractor specifically acknowledges that its obligation pursuant to this Paragraph shall continue during the entire Service Life of a Spacecraft, whether or not Contractor is earning Performance Incentives pursuant to Paragraph 5.2. Contractor shall be compensated on a reasonable time and material basis for any assistance given hereunder with respect to a Spacecraft operating in excess of the Service Life, but only if Contractor is not receiving Performance Incentives with respect to such Spacecraft.

16.          DEFICIENCIES NOTED IN OTHER SPACECRAFT

16.1  Qualification Heritage

Contractor represents and warrants that, except for items qualified but not flown, in process qualifications, and qualifications for this program ***, each and every unit,

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

system, subsystem and process to be employed on or used in connection with each of the Spacecraft and associated Deliverable Hardware and software (which shall not be changed without Customer’s express written consent) has been employed on, or used in connection with, at least one (1) in-orbit spacecraft and that, whether on a Rainbow or other spacecraft, has (to Contractor’s knowledge) experienced no in-orbit or unresolved ground test anomalies,***, which, in each case, have been remedied for future spacecraft, including the Spacecraft, or determined to be isolated to the particular spacecraft as to which the anomaly was identified, in each case as reasonably and fairly summarized in writing to Customer in Attachment 14 attached hereto.

16.2  Notice

Whether before or after Acceptance of any Spacecraft, Contractor shall promptly notify Customer of any circumstance, known to Contractor, or identified by Contractor or Customer, and determined and documented by Contractor to be relevant to such Spacecraft, that would make any statement set forth in Paragraph 16.1, if made at the time, no longer correct and /or complete, and of any other data available to it that indicates (i) that conditions exist which affect or may affect adversely the Spacecraft operation, or (ii) that the Spacecraft performance and/or operation depart or may depart from that expected from the program documentation at any time during the period of the Spacecraft’s Service Life, or (iii) that the Spacecraft does not meet all the requirements of the Spacecraft Performance Requirements, or cannot be reasonably predicted to be able to meet the *** (v) that any other parameter of an in-orbit spacecraft of similar design to the Spacecraft is trending towards its design limit prematurely. Contractor shall take appropriate corrective measures at its sole cost if the Spacecraft has not been Launched so as to eliminate, all deficiencies that the Spacecraft conforms to all applicable requirements of this Contract. If the Spacecraft has been Launched, Contractor shall, on a commercially reasonable efforts basis, recommend whatever reasonable corrective measures are available to it (including software changes, changes to operational procedures and any other ground-based solutions) *** so as to eliminate or ameliorate the effect of the deficiencies (unless the Parties mutually determine that correcting or bypassing a malfunction or anomaly in the Spacecraft software will harm the operation of the Spacecraft). Customer shall have the right to reject, until SPSR any Spacecraft that does not meet the requirements of this 16 and Customer shall have the right to require Contractor to remedy any malfunction or anomaly until Launch of the Spacecraft. Thereafter, Customer’s obligations to complete Delivery and Acceptance of the Spacecraft shall be governed by other provisions of this Contract.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

17.          TERMINATION FOR CONVENIENCE

17.1  Termination

17.1.1  General.  Customer may, prior to Contractor’s completion of all Work, by written notice issued by Customer’s Authorized Representative, terminate this Contract in whole, or in part (except for a Spacecraft after Launch and for any Deliverable Items for which Delivery and Acceptance have been completed), for its convenience, whereupon Contractor shall cease Work in accordance with the terms of said notice.

***

17.2  Termination Expense

***

17.3  Termination Charges

***

17.4  Subcontractor Settlements

Contractor shall advise Customer of all proposed settlements with vendors and Subcontractors in the event of termination, and shall provide to Customer the terms of the settlement, including a reference to the contractual provision relied upon to support such termination settlement.

17.5  Inventory

***

17.6  Subcontracts

Contractor shall place in any Major/Key Subcontracts entered into after EDC terms that will enable the Contractor to terminate such Subcontracts in the same or similar manner as set forth in this 17.6.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

17.7  ***

18.          TERMINATION FOR CAUSE

18.1  Termination by Customer

Termination.  Customer may, by written notice issued by Customer’s Authorized Representative, terminate this Contract with respect to any Spacecraft (unless it has been Launched) and/or with respect to other Deliverable Items (except for any Deliverable Items for which Delivery and Acceptance have been completed), if:

(a)   ***

(b)   ***

(c)   Intentionally omitted;

(d)   ***

(e)   ***

(f)    ***

18.1.2  Consequences of Termination.  ***

18.1.3  Launch Vehicle.  ***

18.1.4  Ownership of Work.  Upon receipt by Customer of the amounts specified above, Contractor shall be the owner of all Work terminated, and Customer shall return or destroy all Contract Technology and/or Deliverable Data related to the terminated Deliverable Items. The rights and remedies of Customer provided in this Paragraph 18.1 are the sole and exclusive remedy to Customer for Customer’s termination for cause hereunder.

18.2  Improper Termination

If, after termination under the provisions of Paragraph 18.1, it is determined for any reason that the Contract was terminated without cause under the provisions of this Article, the rights and obligations of the Parties shall be the same as if termination had been effected pursuant to 17.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 26b-2 under the Securities Exchange Act of 1934.

18.3  Termination by Contractor

18.3.1  Non-Payment.  Contractor may, by written notice issued by Contractor’s Authorized Representative, terminate this Contract with respect to a particular Spacecraft or other Deliverable Item (except for any Deliverable Items for which Delivery and Acceptance have been completed and paid for by Customer) if Customer has failed to make any payment applicable to such particular Spacecraft or other Deliverable Item within thirty (30) Days of the Payment Due Date in accordance with the Milestone Payment Plan and such failure is not cured within a period of an additional thirty (30) Days after notice of such failure is given by Contractor. Notwithstanding the foregoing, amounts which are disputed in good faith shall not be justification for Contractor to terminate this Contract pursuant to this Paragraph 18.3.1, provided any undisputed portion is paid within the time period required. If a termination occurs under this Paragraph 18.3.1, Contractor shall be entitled to immediately stop Work on the terminated item under this Contract and shall be entitled to a settlement calculated pursuant to 17. This Paragraph shall not be applicable where Contractor has required that an irrevocable standby Letter of Credit be established in favor of Contractor under Paragraph 5.1.2. In such instance, the requirements of Paragraph 5.1.2 shall take precedence.

18.3.2  Letter of Credit.  In the event Customer fails to maintain any required Letter of Credit, or replenish the amount available for draw under the Letter of Credit in accordance with the terms of Paragraphs 5.1.2(b) and (c) of the Contract, or in the event that Contractor has not been able to collect under the Letter of Credit any payment not received by its Payment Due Date and such late payment has not been remedied within thirty (30) Days of Contractor’s notice of a Letter of Credit deficiency described above, the Contractor shall be entitled to terminate this Contract and shall treat the termination as having issued under Article 17.

19.          EXCUSABLE DELAYS

Delays in Delivery resulting from acts of God or of the public enemy, acts of a government in its sovereign capacity, natural disasters, earthquake, fires, floods, riots, strikes, lock-outs (excluding strikes or lock-outs at Contractor owned or operated facilities), epidemics, blockades, quarantine restrictions and embargoes, acts of terrorism, launcher unavailability, declared war, civil insurrection, or work stoppage by Contractor under Paragraph 5.6.2 provided in every case such acts or occurrences are without the fault or negligence of or result from the actions or inactions of Contractor and its Subcontractors, shall constitute excusable delays if a written claim thereof together with information sufficient to support such claim is received by Customer within ten (10) Business Days after the Contractor reasonably determines that the act or occurrence may delay Delivery. Contractor shall provide written evidence of the period of such delay. Contractor shall use reasonable commercial efforts to minimize the effect of any force majeure delay through the use of any work-around solution, including to the extent appropriate but without limitation, through the use of work-around schedules, twenty-four (24)-hour operations, and through the use of alternative suppliers (to be approved by Customer where required under 10). The Delivery requirements shall be extended by the amount of such period as is supported by the evidence provided;***.

20.          KEY PERSONNEL

It is agreed that the following Contractor employees and positions are necessary for the successful performance of this Contract:

Key Personnel  ***  Position

In the event one (1) or more of the above-named personnel are no longer available for the performance of this Contract, Contractor agrees to replace such personnel, after consultation with Customer, with personnel of a comparable level of experience, qualifications and ability.

21.          DISPUTES

21.1  Notice

If, during the course of performance of the Contract, either Party has cause to believe that the other Party’s performance, or plan for performance, is such that the obligations of the other Party, as stated in this Contract will not be met, the Party shall give written notice of its objections and the reasons therefore and may recommend corrective action by the other Party. The Contractor’s Program Manager shall consult with Customer’s Program Manager in an effort to reach an agreement to overcome the objections (first instance).

21.2  Escalation

In the event that an agreement cannot be reached within ten (10) Business Days of receipt of written notice, then either Party may request, within a further period of two (2) Business Days, that the dispute be escalated and the respective positions of the Parties shall be forwarded to the Contractor’s Vice-President, and Customer’s equivalent Vice-President, for discussion, and an attempt shall be made to reach agreement to overcome the objections (second instance).

21.3  Further Escalation

In the event that agreement cannot be reached in the second instance within twenty (20) Business Days, then either Party may request within a further period of two (2) Business Days, that the dispute be escalated and the positions of the Parties shall be forwarded to Customer’s President and the President of Lockheed Martin

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Commercial Space Systems for resolution of the objections (third instance). If agreement still cannot be reached within ten (10) Business Days, either Party may invoke Paragraph 21.4.

Notwithstanding the timing requirements specified above nothing shall preclude a Party from seeking immediate injunctive relief in situations it deems appropriate.

21.4  Litigation

Each of the Parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case having jurisdiction over the County of New York, for any litigation arising out of or relating to this Contract and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts unless such courts shall have declined to exercise jurisdiction). Each of the Parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of this Contract or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case having jurisdiction over the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient or improper forum.

21.5  Other Remedies

The Parties acknowledge and agree that except for failure(s) of Contractor that are excusable under Article 19, Customer is entitled to pursue any equitable rights and remedies that are available in connection with Contractor’s failure to satisfy its obligations in accordance with the terms and conditions of this Contract; provided Customer can meet its burden of proof for such equitable remedies.

22.          INDEMNIFICATION

22.1  Contractor’s General Indemnification

Contractor shall indemnify and hold Customer, its officers, directors, agents, employees, owners, subsidiaries, affiliates, successors and assigns, or any of them, harmless from any and all loss, damage, liability or expense, resulting from damage to all property (excluding damage to Spacecraft caused after Launch) and injuries, including death, to all persons (natural or juridical), arising from any occurrence caused by an act or omission of Contractor, its Subcontractors, or any of them, and Contractor shall at its sole expense defend any claims, actions, suits and proceedings, whether in law or equity, brought against Customer, its officers, directors, agents, employees, owners, subsidiaries, affiliates, successors and assigns, or any of them, on account thereof, and shall pay all expenses, including attorney’s fees, and satisfy all judgments as may be incurred by or rendered against them, or any of them, in connection therewith, provided Contractor is given prompt notice of any such claim, action, suit or proceeding. Customer shall provide, at Contractor’s written request and sole expense, such assistance and information as may be reasonably provided by Customer in connection with the defense of any such action.

22.2  Customer’s General Indemnification

Customer shall indemnify and hold Contractor, its officers, directors, agents, employees, owners, subsidiaries, affiliates, successors and assigns, or any of them, harmless from any and all loss, damage, liability or expense, resulting from damage to all property and injuries, including death, to all persons (natural or juridical), arising from any occurrence caused by an act or omission of Customer or its subcontractors, and Customer shall at its sole expense defend any claims, actions, suits and proceedings, whether in law or equity, brought against Contractor, its officers, directors, agents, employees, owners, subsidiaries, affiliates, successors and assigns, or any of them, on account thereof, and shall pay all expenses, including attorney’s fees, and satisfy all judgments as may be incurred by or rendered against them, or any of them, in connection therewith, provided Customer is given prompt notice of any such claim, action, suit or proceeding. Contractor shall provide, at Customer’s written request and sole expense, such assistance and information as may be reasonably provided by Contractor in connection with the defense of any such action.

22.3  Contractor’s Intellectual Property Indemnification

22.3.1  Indemnity. ***

22.3.2  Cure. ***

22.4  Intellectual Property Indemnification Exclusion

The indemnity contained in Paragraph 3 shall not apply where Contractor can show that the infringement or alleged infringement which is the subject of the claim in question resulted from a modification or addition to any Deliverable Item after Acceptance which Customer requested to be carried out by an entity, other than Contractor, or which was carried out by Customer itself, and which, in either case, did not arise from (i) an obligation of Contractor under the Contract; or (ii) a specific recommendation by Contractor. In addition, Contractor shall have no liability for any infringement to the extent arising from use of any Deliverable Item other than as or in connection with a communications satellite or the combination of such item or part with any other item or part not furnished to Customer by Contractor hereunder or approved or recommended by Contractor, unless such combination is customary in the industry.

Customer shall hold Contractor harmless against any expense, judgment or loss for infringement of any patents, copyrights or trademarks, which results from Contractor’s use of or compliance with designs, detailed specifications (not including performance specifications) provided by Customer. Contractor acknowledges that as at EDC none of the foregoing has been provided by Customer to Contractor.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

22.5  Indemnification For Taxes

Contractor shall assume responsibility for, and shall hold Customer harmless from all taxes, duties, tariffs or similar charges, however denominated, which may be required under any laws, and which become due by reason of the performance of Work under this Contract or any Subcontract hereunder, and shall execute and deliver such other further instruments, and comply with such requirements of said laws, as may be necessary thereunder to confirm and effectuate this Contract, including making of payment of any interest or penalties related to or arising from such taxes, duties, tariffs or other charges.

22.6  Procedures

In the event of a claim with respect to which a Party is entitled to indemnification hereunder, such party (“Indemnified Party”) shall notify the other party (“Indemnifying Party”) in writing as soon as practicable, but in no event later than fifteen (15) Days after receipt of such claim; provided that a delay in giving such notice shall not preclude the Indemnified Party from seeking indemnification hereunder if such delay has not materially prejudiced the Indemnifying Party’s ability to defend such claim. The Indemnifying Party shall promptly defend such claim (by counsel of its own choosing and reasonably satisfactory to the Indemnified Party) and the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such claim, including the settlement of the matter on the basis stipulated by the Indemnifying Party (with the Indemnifying Party being responsible for all costs and expenses of such settlement and the reasonable out-of-pocket expenses incurred by the Indemnified Party in cooperating with the Indemnifying Party), subject to the limitations on settlement described in Paragraphs 22.6.1 and 22.6.2 below. If the Indemnifying Party, within a reasonable time after notice of a claim, fails to defend the Indemnified Party, the Indemnified Party shall be entitled to undertake the defense, compromise or settlement of such claim at the expense of, for the account and at the risk of the Indemnifying Party. Upon the assumption by the Indemnifying Party of the defense of such claim, the Indemnifying Party may settle or compromise such claim as it sees fit; provided, however, that anything in this Paragraph to the contrary notwithstanding:

22.6.1  Settlement.  If there is a reasonable probability that a settlement or compromise of a claim may materially and adversely affect the Indemnified Party, the Indemnifying Party shall not so settle or compromise such claim without the consent of the Indemnified Party, which consent shall not be unreasonably withheld; and

22.6.2  Counterclaim.  If the facts giving rise to indemnification hereunder shall involve a possible claim by the Indemnified Party against a third party, the Indemnified Party shall have the right, at its own cost and expense to undertake the prosecution, compromise, and settlement of such claim.

23.          LIMITATION OF LIABILITY

23.1  Limitation

***  NEITHER PARTY SHALL BE LIABLE TO THE OTHER, TO ITS OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY SPACECRAFT OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH SUCH PARTY FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), STATUTE OR OTHER LEGAL THEORY. THE PARTIES SHALL INDEMNIFY EACH OTHER AND HOLD EACH OTHER HARMLESS FROM AND AGAINST ANY CLAIM ASSERTED DIRECTLY OR INDIRECTLY AGAINST IT THAT IS WITHIN THE SCOPE OF THE FOREGOING LIMITATION OF LIABILITY AND DISCLAIMER.

23.2  Exceptions.

The foregoing limitations of liability shall not apply to a Party’s obligations to indemnify a third party claim pursuant to 22 or any other provisions of this Contract relating to indemnification of a third party claim. Additionally, the Parties acknowledge and agree that amounts set forth in this Contract as liquidated damages amounts are not and shall not be construed to be, consequential damages.

24.          DAMAGE TO PERSONS OR PROPERTY, ASSOCIATED WITH LAUNCH, INTERPARTY WAIVER

With respect to loss or damage to property, or personal injury or death, arising out of activities at the Designated Launch Sites, both Parties, including their respective contractors, subcontractors, directors, officers, subsidiaries, employees, agents, suppliers and insurers, agree to be bound to such inter-party waiver as the Designated Launch Agencies may set forth in the Launch Agreements, provided that the waiver contains reciprocal rights for both Parties and is substantially consistent with the standard provisions of such Designated Launch Agencies.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

25.          REPRESENTATIONS AND WARRANTIES

25.1  Mutual Representations and Warranties

Each Party represents, covenants and warrants to the other that:

25.1.1  Existence.  It is a corporation or limited liability company, duly organized and validly existing and with the power to undertake the obligations set forth in this Contract;

25.1.2  Authority.  All action required to be taken by it to execute, deliver and perform the terms of this Contract have been taken;

25.1.3  Binding Agreement.  The execution and delivery of this Contract by it will cause this Contract to constitute a legal, valid and binding obligation of it enforceable in accordance with its terms, except where enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors rights generally or general principles of equity; and

25.1.4  Litigation.  There is no material litigation existing, threatened or pending against it which, if determined adversely, might affect its ability to fulfill any of its obligations under this Contract.

25.2  Contractor’s Special Representations and Warranties

Contractor represents, covenants and warrants to Customer that:

25.2.1  Contract Intellectual Property.  Contractor validly holds or is otherwise authorized to use or incorporate into the Work all Contract Intellectual Property; each Patent, trademark, and copyright owned by Contractor that is part of Contract Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and to Contractor’s best knowledge, each is validly issued or for applications, is in proper form, not disclaimed and has been duly maintained, including the submission of all necessary filings in accordance with the legal and administrative requirements of the appropriate jurisdiction, and each issued Patent and registered trademark and copyright owned by Contractor that is part of Contract Intellectual Property is enforceable and is not subject to claims of adverse limitations; none of the Contract Intellectual Property is, to the best of Contractor’s knowledge as of EDC, the subject of infringement or other violations of intellectual property protections by any third party; and all of the Contract Intellectual Property is free from any lien, claim or other encumbrance, including as a pledge of collateral. Contractor shall employ all reasonable commercial efforts to retain all Contract Intellectual Property.

25.2.2  Contract Technology.  As of EDC, to the best of Contractor’s knowledge, there are no claims filed, or, threatened that any of the Contract Technology or the practice thereof infringe or violate in any way any Patent or other intellectual property rights of any third party. Contractor has the authority, or will obtain the necessary rights, to grant to Customer the licenses and rights to the Contract Technology according to the terms of this Contract.

26.          ASSIGNMENT

All the terms, covenants and conditions of this Contract shall inure to the benefit of and be binding upon Customer’s successors and assigns and Contractor’s successors and permitted assigns to the same extent as said terms, covenants and conditions inure to the benefit of and are binding upon Customer and Contractor. Neither this Contract nor any of the rights, duties, and obligations of either Party under this Contract may be assigned or delegated without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Any attempted assignment or delegation, without such consent, shall be void and without effect. ***No assignment of this Contract shall result in any change in the obligations of the assigning Party hereunder. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract.

27.          CONFIDENTIALITY

27.1  Identification of Proprietary Information

All information, in whatever form, orally or in any written or electronic form, that has been or may be disclosed in the future by one Party to the other in connection with this Contract shall be deemed proprietary information, if written, if marked “proprietary” or “confidential,” or if disclosed orally, if so stated to the receiving Party by the disclosing Party at the time of disclosure (together “Proprietary Information”).

27.2  Restrictions on Use, Disclosure

Neither Party shall use the Proprietary Information of the other Party except for the purpose of this Contract. Neither Party shall disclose the Proprietary Information of the other Party except: (1) on a confidential and need-to-know (for the purposes specified herein) basis to its employees, agents, subcontractors, and advisors, each of whom shall be subject to comparable restrictions of confidentiality; (2) as to information that is already rightfully in the possession of the receiving Party through other means and without such confidentiality restrictions; (3) as to information that is required to be disclosed under applicable law or by a valid subpoena or other court or governmental order, decree, regulation or rule; provided, however, that if disclosure is required under this provision, the receiving Party shall advise the disclosing Party of the requirement to disclose Proprietary Information prior to such disclosure and as soon as reasonably practicable after the receiving Party becomes aware of such required disclosure; and further provided that upon the request of the disclosing Party, the receiving Party agrees to cooperate in good faith and at the expense of the disclosing Party in any reasonable and lawful actions which the disclosing Party takes to resist such disclosure,

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

to limit the information to be disclosed or to limit the extent to which the information so disclosed may be used or made available to third parties; or (4) as to information that is released for public disclosure by the disclosing Party or is otherwise available in the public domain.

27.3  Company Restricted Information

In addition to the Proprietary Information in Paragraph 27.1, and without limitation thereto, Contractor acknowledges and agrees that all information regarding Customer’s contemplated use of or customers for the Spacecraft, areas of coverage, potential types of traffic or related requirements, the performance of the, and all information that could be revealing of the foregoing, shall be deemed Customer’s Proprietary Information and “Company Restricted Information.” In addition to the obligations set forth in Paragraph 27.2, Contractor agrees that its disclosure of Company Restricted Information under Paragraph 27.2 above shall be limited to individuals within the manufacturing division of Contractor who have no responsibility for, or participation in, any venture in which Contractor may have any interest that involves the provision of any satellite communications services, including any individuals who may have dual roles.

27.4  Standard of Care

Each Party agrees to exercise a level of care consistent with that employed by said Party for its most highly restricted and proprietary commercial information to ensure compliance with its obligations stated herein, but in no event, shall less than a reasonable standard of care be employed by each Party.

28.          PUBLIC RELEASE OF INFORMATION

Except for public releases required by regulatory or governmental authorities, within a reasonable time prior to the issuance by either Party of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning the work performed hereunder, the issuing Party shall obtain the written approval of the other Party concerning the content and timing of such releases. Neither Party’s approval will be unreasonably delayed or denied.

29.          NOTICES AND REPORTS, AUTHORIZED REPRESENTATIVES

29.1  Notices

All notices and reports to be provided to Customer or Contractor under this Contract shall be in writing, in English, and sent to Customer or Contractor at the following addresses (or to such other address as each Party may give the other by notice to the other in accordance with this 29):

Customer:

RAINBOW DBS COMPANY LLC

200 Jericho Quadrangle

Jericho, New York 11753

USA

Attention:  ***

Telephone No.:

Fax No:

Email:

With a copy to:

Attention:  ***

Telephone No.:

Fax No:

Email:

Contractor:

Lockheed Martin Commercial Space Systems

100 Campus Drive

Newtown, Pennsylvania 18940

Attention:  ***

Telephone No.:

Fax No:

Email:

With a copy to:

Attention:  ***

Telephone No.:

Email:

29.2  Authorized Representatives

For purposes of binding each Party under provisions of this Contract, the “Authorized Representative” of Customer shall be ***, and the Authorized Representative of Contractor shall be ***, each of whom shall have the authority to bind the Party they represent. Each Party may change or add to its list of Authorized Representatives by giving notice to the other Party (signed by the notifying Party’s then-

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

current Authorized Representative or Chief Executive Officer (or equivalent)) pursuant to the Contract notice provisions above.

30.          CUSTOMER FURNISHED INFORMATION AND PROPERTY

Contractor agrees, with respect to all Information and property, including but not limited to equipment (including ground equipment), models and devices, furnished by Customer under this Contract:

30.1  Title

That title to such Information and property shall remain exclusively in Customer.

30.2  Risk of Loss

To assume all risk of loss or damage, reasonable wear and tear excepted, to such Information and property while in Contractor’s or any Subcontractor’s possession or control.

30.3  Use

To ensure that such Information and property are used solely in the performance of the Contract.

30.4  Taxes

To the extent that any property is required for Contractor’s completion of its obligations under the Statement of Work to be responsible for payment of all taxes which become due by reason of Contractor’s or any Subcontractor’s possession, control or use of such Information and property, and to comply with all requirements of said laws, including making payment of any interest or penalties related to or arising from such taxes.

30.5  Encumbrances

To ensure that no lien, encumbrance, pledge or other interest whatsoever attaches to such Information and property as a result of Contractor’s or any Subcontractor’s acts or omissions.

30.6  Return Transportation

Except as may otherwise be provided in this Contract to return Information and property sent to Contractor as required for Contractor’s completion of its obligations under the Statement of Work upon completion of all Work or termination of this Contract. If Customer requests any additional Information or property to be sent or returned, Customer shall bear any costs related to the transportation and associated insurance to Contractor’s facilities and back to Customer.

***         Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

30.7  Damages

That in no event will Customer be liable for special, indirect or consequential damages related to such Information and property or arising from the use thereof.

31.          HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA

Contractor shall comply with applicable laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with any hazardous material used during Launch processing. Contractor agrees to provide the right to use and disclose such data relating to hazardous materials as necessary to comply with this Article.

32.          APPLICABLE LAWS

This Contract shall be interpreted, construed and governed by the substantive laws of New York, USA, without regard to procedural laws, and except to the extent that the conflicts of laws rules of New York, USA would require the application of the laws of another jurisdiction. The Parties acknowledge and agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated in this Contract.

33.          GENERAL

33.1  Severability

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

33.2  Cumulative Rights/Waivers

All rights and remedies conferred hereunder or otherwise shall be cumulative and may be exercised singly or concurrently. No delay or omission by either Party to exercise any right or power shall impair such right or power or be construed to be a waiver thereof. No payment of money by any person or entity shall be construed as a waiver of any right or power under this Contract. A waiver by any Party of any of the covenants, conditions or contracts to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenants, conditions or contracts herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by the Authorized Representative of the Party against which such change, waiver or discharge is sought to be enforced.

33.3  Gender/Captions

As used herein, the singular shall include the plural and the plural may refer only to the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this Contract.

33.4  Relationship of the Parties

It is expressly understood that Contractor, on the one hand, and Customer, on the other hand, intend by this Contract to establish the relationship of independent contractors and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership between them or their respective successors in interest. Neither Contractor, on the one hand, nor Customer, on the other hand, shall have any authority to create or assume in the name or on behalf of the other Party any obligation, expressed or implied, nor to act or purport to act as the agent or the legally empowered representative of the other Party hereto for any purpose whatsoever.

33.5  Permitted Access to Work in Progress, Inspections, Etc.

At any time Customer and its employees, agents, subcontractors, consultants and representatives are on the premises of Contractor or any of its Subcontractors pursuant to any provision of this Contract, they agree to abide by the applicable security and safety regulations, provided that reasonable notice of any such regulations is provided by Contractor or Subcontractor, as applicable. As much as reasonably possible, any such inspections, monitoring or other access to premises permitted under this Contract shall be made without interference with the ongoing work of Contractor or Subcontractor, as applicable.

33.6  Construction

This Contract and the Attachments and Schedules hereto, have been drafted jointly by the Parties and in the event of any ambiguity in the language hereof, there shall be no inference drawn in favor of or against either Party.

33.7  Including

Whenever the terms “including” or “include” are used in this Contract in connection with a single item or a list of items within a particular classification (whether or not the term is followed by the phrase “but not limited to” or words of similar effect) that reference shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on, or an exclusive enumeration of the items within that classification.

33.8  Survival

Termination or expiration of this Contract for any reasons shall not release either Party from any liabilities or obligations set forth in this Contract which remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

33.9  Entire Agreement

This Contract: (i) consists of this document and the referenced Attachments in 2 of this Contract and the schedules attached thereto; (ii) constitutes the entire agreement of the Parties with respect to the subject matter hereof; and (iii) supersedes all prior correspondence, representations, proposals, negotiations, understandings, and agreements of the Parties, oral or written, with respect to the subject matter hereof. No addition to, deletion of, or deviation from the provisions of this Contract shall be binding against Customer unless in writing and signed by an Authorized Representative of Customer or against Contractor unless in writing and signed by an Authorized Representative of Contractor.

33.10  Counterparts

Execution.  This Contract may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

Agreement.  Each Party acknowledges that it has read, understands and agrees to be bound by the provisions of this Contract.

*  *  *  *

IN WITNESS WHEREOF, the Parties hereto have executed this Contract.

RAINBOW DBS COMPANY LLC		Lockheed Martin Corporation

By:	/s/ THOMAS DOLAN	By:	/s/ ALAN M. HYMAN

Name:	Thomas Dolan	Name:	Alan M. Hyman

Title:	President & CEO	Title:	Director, Contracts

Date:	November 21, 2004	Date:	November 21, 2004

ATTACHMENT 1

STATEMENT OF WORK***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 2

SPACECRAFT PERFORMANCE REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 3

SPACECRAFT PERFORMANCE VERIFICATION REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 4

SPACECRAFT PRODUCT ASSURANCE REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 5

SATELLITE CONTROL AND OPERATIONS REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 6

SATELLITE CONTROL AND OPERATIONS PRODUCT ASSURANCE
REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 7

MILESTONE PAYMENT PLAN***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 8

MAXIMUM TERMINATION LIABILITY AND LETTER OF CREDIT AMOUNT
REQUIREMENTS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 9

EXPORT LAWS COMPLIANCE PROGRAM ***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 10

CERTIFICATION***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 11

FORM - BILL OF SALE***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 12

OPTIONS***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 13

***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 14

***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 15

LETTER OF CREDIT FORM***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ATTACHMENT 16

***

***            Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text.  Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.